DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Jan. 03, 2015
Discontinued Operations and Disposal Groups [Abstract]
Operating Results, Assets and Liabilities of Divested Businesses
Summarized results of discontinued operations are presented in the following table:

(Millions of Dollars)	2014	2013	2012
Net Sales	$118.4	$150.1	$1,099.7
(Loss) earnings from discontinued operations before income taxes (including pretax gain on HHI sale of $384.7 million in 2012)	$(104.0)	$(43.0)	$497.9
Income tax (benefit) expense on discontinued operations (including income taxes for gain on HHI sale of $25.8 million in 2012)	(7.7)	(13.3)	72.2
Net (loss) earnings from discontinued operations	$(96.3)	$(29.7)	$425.7